                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Large Cap Value Fund

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B, C, R and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares prior to their inception on September 11, 1995 and Class R shares for the periods prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Large Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder Large Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.98%	5.96%	5.04%	6.76%	10.50%
Class B	.52%	5.09%	4.19%	5.87%	9.57%
Class C	.59%	5.18%	4.23%	5.89%	9.54%
Class R	.74%	5.37%	4.54%	6.24%	9.95%
Russell 1000 Value Index+	4.03%	15.49%	8.44%	5.34%	12.06%
S&P 500 Index++	2.42%	8.24%	5.60%	-1.93%	10.18%
Scudder Large Cap Value Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	1.21%	6.37%	5.45%	6.99%
Russell 1000 Value Index+	4.03%	15.49%	8.44%	5.34%
S&P 500 Index++	2.42%	8.24%	5.60%	-1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 5/31/05	$ 22.10	$ 22.09	$ 22.09	$ 22.11	$ 22.13
11/30/04	$ 22.15	$ 22.14	$ 22.13	$ 22.14	$ 22.19
Distribution Information: Six Months: Income Dividends as of 5/31/05	$ .26	$ .17	$ .17	$ .20	$ .30
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	395	of	434	91
3-Year	177	of	345	52
5-Year	24	of	230	11
10-Year	35	of	103	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,986	$10,924	$13,073	$25,587
	Average annual total return	-.14%	2.99%	5.51%	9.85%
Class B	Growth of $10,000	$10,209	$11,109	$13,201	$24,939
	Average annual total return	2.09%	3.57%	5.71%	9.57%
Class C	Growth of $10,000	$10,518	$11,323	$13,312	$24,881
	Average annual total return	5.18%	4.23%	5.89%	9.54%
Class R	Growth of $10,000	$10,537	$11,425	$13,534	$25,822
	Average annual total return	5.37%	4.54%	6.24%	9.95%
Russell 1000 Value Index+	Growth of $10,000	$11,549	$12,750	$12,968	$31,218
	Average annual total return	15.49%	8.44%	5.34%	12.06%
S&P 500 Index++	Growth of $10,000	$10,824	$11,775	$9,074	$26,354
	Average annual total return	8.24%	5.60%	-1.93%	10.18%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 5/31/05
Scudder Large Cap Value Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,063,700	$1,172,500	$1,401,400
	Average annual total return	6.37%	5.45%	6.99%
Russell 1000 Value Index+	Growth of $1,000,000	$1,154,900	$1,275,000	$1,296,800
	Average annual total return	15.49%	8.44%	5.34%
S&P 500 Index++	Growth of $1,000,000	$1,082,400	$1,177,500	$907,400
	Average annual total return	8.24%	5.60%	-1.93%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R, AARP and Institutional Class of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,009.80	$ 1,005.20	$ 1,005.90	$ 1,007.40	$ 998.60	$ 999.80	$ 1,012.10
Expenses Paid per $1,000*	$ 5.16	$ 9.55	$ 9.05	$ 7.26	$ 4.02	$ 3.04	$ 3.31
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,019.80	$ 1,015.41	$ 1,015.91	$ 1,017.70	$ 1,018.31	$ 1,019.29	$ 1,021.64
Expenses Paid per $1,000*	$ 5.19	$ 9.60	$ 9.10	$ 7.29	$ 4.06	$ 3.07	$ 3.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class AARP and S shares the average account value over the period was multiplied by the number of days since commencement (December 20, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Scudder Large Cap Value Fund	1.03%	1.91%	1.81%	1.45%	.90%	.68%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Thomas Sassi discusses the economy, the market environment and the performance of Scudder Large Cap Value Fund during the six-month period ended May 31, 2005.

Q:  How would you describe the economic and market environment over the last six months?

A:  The US stock market had modestly positive returns for the six-month period, but with considerable volatility, as investors changed their perceptions and expectations daily based on the latest media headline or economic data point. For the six-month period, the broad market, as measured by the S&P 500 Index, had a return of 2.42%.1 Over this period, value stocks performed better than growth stocks: The return of the Russell 1000 Value Index was 4.03%, compared with 2.51% for the Russell 1000 Growth Index.

1 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The economic news was generally good, with strong gross domestic product (GDP) reported for the fourth quarter of 2004 and the first quarter of 2005, and record corporate profits.3 Employment numbers remained solid, consumer spending continued strong, and there was increasing evidence of rising business investment in information technology and capital items such as plants and equipment. Interest rates have risen recently but in a historical context remain low. Remarkably, the economic performance cited has transpired despite major headwinds from rising energy prices and geopolitical issues.

3 Gross domestic product is the total market value of all final goods and services produced in a country in a given year.

It appears that the main reason the stock market has not responded more favorably to positive economic news and has remained volatile is the negative psychology that lingers from the last bear market. Moreover, media reports have overemphasized negative news items, adding to investors' nervousness.

Q:  How did the fund perform during this period?

A:  For the six months ended May 31, 2005, Scudder Large Cap Value Fund (Class A shares) posted a return of 0.98%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) This return was below that of the fund's benchmarks, the Russell 1000 Value Index, which returned 4.03%, and the S&P 500 Index, which had a return of 2.42%. The fund's Lipper peer group of Large Cap Value Funds had an average return of 2.31%.

A major reason for the fund's underperformance relative to the Russell 1000 Value Index is that mid-cap stocks, which outperformed large-cap stocks for the period, represent a substantial component of the index; the fund does not normally invest in mid-cap stocks.

Q:  What strategies or decisions had the greatest effect on the fund's performance?

A:  As explained above, the fact that the fund does not have substantial exposure to mid-cap stocks was a chief reason for its underperformance versus the Russell 1000 Value Index. Additionally, over the last six months, lower-quality stocks performed better than higher-quality issues. Our objective is to deliver capital appreciation by investing in high-quality, large-cap value stocks. While in the near term other groups have outperformed, we believe that our strategy will benefit investors over the long term, as demonstrated by our long-term record.

In regard to portfolio positioning, our underweight relative to the Russell 1000 Value Index in energy, which was one of the best-performing sectors, hurt returns as oil prices continued to rise. Within the energy sector, our holdings are concentrated in large integrated oil companies such as ExxonMobil Corp., Royal Dutch Petroleum Co. and ChevronTexaco Corp., which have performed well but are up less than the smaller exploration and production companies that are prevalent in the index. In addition, ExxonMobil, which had double-digit returns, has now reached almost a 6% weight in the value benchmark, while the fund has maintained an average position size of around 3.6% due to the investment strategy's risk-management discipline and desired diversification. Finally, the current underweight in this group is a result of our opinion, shared by many on Wall Street, that current oil prices are not sustainable over the long term. We therefore believe that this group's risk-reward profile is less attractive than that of other sector groups; however, as appropriate, we have added opportunistically.

Q:  How did other holdings affect performance?

The biggest positive was an underweight in the telecommunications sector, which has performed poorly. We have maintained a light weighting in this sector because we feel that, in general, many of these companies have poor prospects for earnings growth, even though the stocks could be regarded as cheap and having attractive dividends.

Also positive was stock selection within the information technology sector. Our semiconductor and computer hardware holdings, such as Intel Corp., Hewlett-Packard Co. and Texas Instruments, Inc., benefited from an increase in capital spending.

Another positive was an overweight in health care. Holdings in this group that performed well include Baxter International, Inc., Abbott Laboratories and Bristol-Myers Squibb Co. We believe this category presents one of the best contrarian investment opportunities in the marketplace today, with high-quality, leading pharmaceutical companies that are temporarily depressed on concerns over the product pipeline, generic competition and political reform issues. Our view is that there is a degree of safety in owning companies that sell items people always need, such as health care products. Furthermore, many of these companies have many promising drugs in late stages of development, nearly ready for market. They also have the financial resources to acquire successful smaller drug companies and strong sales forces to distribute products, as well as pay healthy dividends.

On the negative side, some of our retail holdings in the consumer discretionary sector were disappointing. RadioShack Corp.'s stock dropped sharply when the company reported an earnings shortfall on weak cell phone sales. Family Dollar Stores, Inc., was another holding that fell, as earnings came in below expectations, largely because rising oil prices affected the ability of this chain's lower-end consumers to spend. We have maintained both of these positions, in the belief that the companies have solid fundamentals and good prospects for long-term growth.

Q:  Do you have other comments for shareholders?

A:  Going forward, we expect a continuation of the positive economic and profit momentum here in the United States. We see rising GDP, rising profits, low inflation, rising wages and employment, increasing capital expenditures, improving consumer and business confidence, and somewhat higher interest rates. Despite uncertainties in the geopolitical and energy areas and the associated volatility, we believe ongoing economic fundamentals are strong enough to offset these issues in the future as they did in 2004.

We regard the fund's recent underperformance as a short-term anomaly, resulting mainly from the fund's mandate to hold high-quality large-cap stocks, at a time when mid-cap and lower-quality issues were performing better. Our management team has great confidence in the way the portfolio is structured, with a diversified group of holdings in financially sound companies having good earnings prospects. When market sentiment shifts to favor high-quality large-cap stocks, this portfolio will be well-positioned to benefit.

As always, we thank our shareholders for their continued support and interest. We believe that our disciplined investment approach, seeking quality companies with above-market earnings growth and dividend yields and below-market price-to-earnings ratios, can help us achieve favorable returns over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary as of May 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/05	11/30/04

Financials	27%	30%
Information Technology	19%	17%
Energy	14%	7%
Industrials	11%	10%
Health Care	10%	12%
Consumer Discretionary	7%	9%
Consumer Staples	5%	6%
Materials	4%	7%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (31.6% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.8%
2. Citigroup, Inc. Provider of diversified financial services	3.7%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.5%
4. General Electric Co. Industrial conglomerate	3.4%
5. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	3.4%
6. Honeywell International, Inc. Manufacturer of diversified technology products	2.7%
7. Bank of America Corp. Provider of commercial banking services	2.6%
8. JPMorgan Chase & Co. Provider of global financial services	2.6%
9. Automatic Data Processing, Inc. Provider of various data processing services	2.5%
10. Nokia Oyj Manufacturer of telecommunication networks and equipment	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 7.4%
Hotels Restaurants & Leisure 0.7%
McDonald's Corp.	416,200	12,877,228
Multiline Retail 1.5%
Family Dollar Stores, Inc.	1,218,900	31,289,163
Specialty Retail 5.2%
Lowe's Companies, Inc.	813,000	46,511,730
RadioShack Corp.	827,900	20,829,964
Sherwin-Williams Co.	187,600	8,338,820
The Gap, Inc.	1,493,300	31,359,300
		107,039,814
Consumer Staples 5.2%
Food Products 3.5%
General Mills, Inc.	923,075	45,692,212
Unilever NV (NY Shares)	376,800	25,072,272
		70,764,484
Household Products 1.7%
Kimberly-Clark Corp.	556,800	35,818,944
Energy 13.6%
Energy Equipment & Services 1.8%
Halliburton Co. (d)	852,200	36,423,028
Oil, Gas & Consumable Fuels 11.8%
BP PLC (ADR)	674,914	40,629,823
ChevronTexaco Corp.	1,282,000	68,945,960
ExxonMobil Corp.	1,747,030	98,183,086
Royal Dutch Petroleum Co. (NY Shares)	598,300	35,048,414
		242,807,283
Financials 26.4%
Banks 13.6%
AmSouth Bancorp.	1,267,000	33,778,220
Bank of America Corp.	1,137,220	52,676,030
BB&T Corp.	518,800	20,720,872
PNC Financial Services Group	575,500	31,451,075
SunTrust Banks, Inc.	347,000	25,542,670
US Bancorp	1,406,200	41,243,846
Wachovia Corp.	726,200	36,854,650
Wells Fargo & Co.	610,500	36,880,305
		279,147,668
Capital Markets 2.7%
Bear Stearns Companies, Inc.	219,500	21,739,280
Merrill Lynch & Co., Inc.	630,800	34,227,208
		55,966,488
Diversified Financial Services 7.6%
Citigroup, Inc.	1,619,730	76,305,480
Freddie Mac	399,600	25,989,984
JPMorgan Chase & Co.	1,469,060	52,518,895
		154,814,359
Insurance 2.5%
Allstate Corp.	285,000	16,587,000
American International Group, Inc.	604,700	33,591,085
		50,178,085
Health Care 10.3%
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	1,146,100	42,291,090
Pharmaceuticals 8.2%
Abbott Laboratories	601,600	29,021,184
Bristol-Myers Squibb Co.	1,908,000	48,386,880
Johnson & Johnson	512,200	34,368,620
Pfizer, Inc.	884,214	24,669,571
Wyeth	750,400	32,544,848
		168,991,103
Industrials 10.6%
Aerospace & Defense 2.6%
Honeywell International, Inc.	1,502,500	54,435,575
Commercial Services & Supplies 2.0%
Avery Dennison Corp.	520,000	27,274,000
Pitney Bowes, Inc.	292,500	13,048,425
		40,322,425
Electrical Equipment 1.3%
Emerson Electric Co.	388,800	25,843,536
Industrial Conglomerates 4.7%
General Electric Co.	1,903,100	69,425,088
Textron, Inc.	358,000	27,669,820
		97,094,908
Information Technology 18.5%
Communications Equipment 3.1%
Cisco Systems, Inc.*	745,300	14,443,914
Nokia Oyj (ADR)	2,900,700	48,905,802
		63,349,716
Computers & Peripherals 3.8%
Hewlett-Packard Co.	1,716,363	38,635,331
International Business Machines Corp.	520,800	39,346,440
		77,981,771
IT Consulting & Services 3.4%
Automatic Data Processing, Inc.	1,147,200	50,247,360
First Data Corp.	531,200	20,095,296
		70,342,656
Semiconductors & Semiconductor Equipment 6.5%
Applied Materials, Inc.*	1,960,000	32,163,600
Intel Corp.	2,659,200	71,612,256
Texas Instruments, Inc.	1,064,000	29,408,960
		133,184,816
Software 1.7%
Microsoft Corp.	1,338,000	34,520,400
Materials 4.1%
Chemicals 1.0%
Air Products & Chemicals, Inc.	356,500	21,471,995
Containers & Packaging 2.1%
Sonoco Products Co.	1,606,300	42,775,769
Metals & Mining 1.0%
Alcoa, Inc.	757,500	20,528,250
Telecommunication Services 1.6%
Diversified Telecommunication Services
SBC Communications, Inc.	548,800	12,830,944
Verizon Communications, Inc.	543,700	19,236,106
		32,067,050
Utilities 1.3%
Electric Utilities
Progress Energy, Inc.	607,900	26,887,417
Total Common Stocks (Cost $1,725,996,209)		2,029,215,021

Securities Lending Collateral 1.7%
Scudder Daily Assets Fund Institutional, 3.07% (c) (e) (Cost $33,780,600)	33,780,600	33,780,600

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $23,430,046)	23,430,046	23,430,046
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,783,206,855) (a)	101.8	2,086,425,667
Other Assets and Liabilities, Net	(1.8)	(36,454,897)
Net Assets	100.0	2,049,970,770

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,786,078,551. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $300,347,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $328,414,408 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,067,292.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan. The value of all securities loaned at May 31, 2005 amounted to $33,091,200, which is 1.6% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,725,996,209) — including $33,091,200 of securities loaned	$ 2,029,215,021
Investment in Scudder Daily Assets Fund Institutional (cost $33,780,600)*	33,780,600
Investment in Scudder Cash Management QP Trust (cost $23,430,046)	23,430,046
Total investments in securities, at value (cost $1,783,206,855)	2,086,425,667
Receivable for investments sold	11,301,115
Dividends receivable	5,405,719
Interest receivable	51,814
Receivable for Fund shares sold	961,289
Foreign taxes recoverable	61,027
Other assets	77,130
Total assets	2,104,283,761
Liabilities
Payable for investments purchased	8,823,447
Payable for Fund shares redeemed	9,103,198
Payable upon return of securities loaned	33,780,600
Accrued management fee	851,455
Other accrued expenses and payables	1,754,291
Total liabilities	54,312,991
Net assets, at value	$ 2,049,970,770
Net Assets
Net assets consist of: Undistributed net investment income	8,703,445
Net unrealized appreciation (depreciation) on investments	303,218,812
Accumulated net realized gain (loss)	50,569,525
Paid-in capital	1,687,478,988
Net assets, at value	$ 2,049,970,770

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($374,376,591 ÷ 16,943,158 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 22.10
Maximum offering price per share (100 ÷ 94.25 of $22.10)	$ 23.45

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($56,932,655 ÷ 2,576,762 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 22.09

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($45,470,479 ÷ 2,058,620 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 22.09
Class R Net Asset Value, offering and redemption price(a) per share ($1,030,302 ÷ 46,607 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.11
Class AARP Net Asset Value, offering and redemption price(a) per share ($32,955,851 ÷ 1,491,998, shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.09
Class S Net Asset Value, offering and redemption price(a) per share ($1,515,489,866 ÷ 68,556,808 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 22.11
Institutional Class Net Asset Value, offering and redemption price(a) per share ($23,715,026 ÷ 1,071,615 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 22.13

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $476,564)	$ 25,859,962
Securities lending income, including income earned from Scudder Daily Assets Fund Institutional, net of borrower rebates	104,544
Interest — Scudder Cash Management QP Trust	368,672
Total Income	26,333,178
Expenses: Management fee	5,032,510
Distribution service fees	997,309
Services to shareholders	1,647,114
Custodian fee	39,155
Auditing	23,671
Legal	13,721
Directors' fees and expenses	30,232
Reports to shareholders	34,836
Registration fees	125,480
Other	35,731
Total expenses, before expense reductions	7,979,759
Expense reductions	(61,137)
Total expenses, after expense reductions	7,918,622
Net investment income (loss)	18,414,556
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	80,581,852
Net unrealized appreciation (depreciation) during the period on investments	(96,621,998)
Net gain (loss) on investment transactions	(16,040,146)
Net increase (decrease) in net assets resulting from operations	$ 2,374,410

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income (loss)	$ 18,414,556	$ 3,839,056
Net realized gain (loss) on investment transactions	80,581,852	9,680,886
Net unrealized appreciation (depreciation) during the period on investment transactions	(96,621,998)	20,570,831
Net increase (decrease) in net assets resulting from operations	2,374,410	34,090,773
Distributions to shareholders from: Net investment income: Class A	(3,709,177)	(2,417,107)
Class B	(382,339)	(141,561)
Class C	(306,454)	(105,229)
Class R	(6,123)	(2,737)
Class AARP	(136,761)	—
Class S	(6,609,493)	—
Institutional Class	(171,809)	(154,110)
Fund share transactions: Proceeds from shares sold	127,673,325	202,721,621
Net assets acquired in tax-free reorganization	1,772,926,539	—
Reinvestment of distributions	9,882,153	2,406,535
Cost of shares redeemed	(231,070,309)	(93,554,604)
Redemption fees	610	—
Net increase (decrease) in net assets from Fund share transactions	1,679,412,318	111,573,552
Increase (decrease) in net assets	1,670,464,572	142,843,581
Net assets at beginning of period	379,506,198	236,662,617
Net assets at end of period (including undistributed net investment income of $8,703,445 and $1,611,045, respectively)	$ 2,049,970,770	$ 379,506,198

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 22.15	$ 19.93	$ 17.09	$ 19.05	$ 17.51	$ 19.75
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.30	.25	.23	.19	.30
Net realized and unrealized gain (loss) on investment transactions	.02	2.16	2.81	(1.98)	1.57	(.39)
Total from investment operations	.21	2.46	3.06	(1.75)	1.76	(.09)
Less distributions from: Net investment income	(.26)	(.24)	(.22)	(.21)	(.22)	(.35)
Net realized gains on investment transactions	—	—	—	—	—	(1.80)
Total distributions	(.26)	(.24)	(.22)	(.21)	(.22)	(2.15)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 22.10	$ 22.15	$ 19.93	$ 17.09	$ 19.05	$ 17.51
Total Return (%)[c]	.98e**	12.34[e]	18.16[e]	(9.25)	10.06	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374	283	152	127	130	113
Ratio of expenses before expense reductions (%)	1.05*	1.32	1.30	1.30	1.46	1.53[d]
Ratio of expenses after expense reductions (%)	1.03*	1.21	1.29	1.30	1.46	1.52[d]
Ratio of net investment income (loss) (%)	1.68*	1.39	1.41	1.26	1.04	1.85
Portfolio turnover rate (%)	45*	39	69	83	76	46

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 22.14	$ 19.91	$ 17.07	$ 19.03	$ 17.47	$ 19.68
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.14	.11	.08	.04	.14
Net realized and unrealized gain (loss) on investment transactions	.03	2.15	2.81	(1.98)	1.57	(.36)
Total from investment operations	.12	2.29	2.92	(1.90)	1.61	(.22)
Less distributions from: Net investment income	(.17)	(.06)	(.08)	(.06)	(.05)	(.19)
Net realized gains on investment transactions	—	—	—	—	—	(1.80)
Total distributions	(.17)	(.06)	(.08)	(.06)	(.05)	(1.99)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 22.09	$ 22.14	$ 19.91	$ 17.07	$ 19.03	$ 17.47
Total Return (%)[c]	.52e**	11.51[e]	17.20[e]	(10.01)	9.21	(.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	50	50	49	67	68
Ratio of expenses before expense reductions (%)	1.99*	2.21	2.16	2.12	2.27	2.53[d]
Ratio of expenses after expense reductions (%)	1.91*	1.96	2.11	2.12	2.27	2.53[d]
Ratio of net investment income (loss) (%)	.80*	.64	.59	.44	.23	.84
Portfolio turnover rate (%)	45*	39	69	83	76	46

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 22.13	$ 19.91	$ 17.07	$ 19.02	$ 17.48	$ 19.68
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.14	.11	.09	.03	.15
Net realized and unrealized gain (loss) on investment transactions	.03	2.15	2.82	(1.98)	1.57	(.36)
Total from investment operations	.13	2.29	2.93	(1.89)	1.60	(.21)
Less distributions from: Net investment income	(.17)	(.07)	(.09)	(.06)	(.06)	(.19)
Net realized gains on investment transactions	—	—	—	—	—	(1.80)
Total distributions	(.17)	(.07)	(.09)	(.06)	(.06)	(1.99)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 22.09	$ 22.13	$ 19.91	$ 17.07	$ 19.02	$ 17.48
Total Return (%)[c]	.59e**	11.51[e]	17.23[e]	(9.94)	9.10	(.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	38	21	12	14	12
Ratio of expenses before expense reductions (%)	1.82*	2.08	2.09	2.09	2.32	2.48[d]
Ratio of expenses after expense reductions (%)	1.81*	1.96	2.07	2.09	2.32	2.47[d]
Ratio of net investment income (loss) (%)	.90*	.64	.63	.47	.18	.91
Portfolio turnover rate (%)	45*	39	69	83	76	46

[a] For the six months ended May 31, 2005 (Unaudited).

[a] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended November 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.14	$ 19.92	$ 18.82
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.18	.03
Net realized and unrealized gain (loss) on investment transactions	.03	2.18	1.07
Total from investment operations	.17	2.36	1.10
Less distributions from: Net investment income	(.20)	(.14)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 22.11	$ 22.14	$ 19.92
Total Return (%)	.74d**	11.87	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.6		.01
Ratio of expenses before expense reductions (%)	1.60*	1.74	1.72*
Ratio of expenses after expense reductions (%)	1.45*	1.74	1.72*
Ratio of net investment income (loss) (%)	1.26*	.86	0.99*
Portfolio turnover rate (%)	45*	39	69

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(.21)
Total from investment operations	(.03)
Less distributions from: Net investment income	(.09)
Redemption fees	.00***
Net asset value, end of period	$ 22.09
Total Return (%)[c]	(.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33
Ratio of expenses before expense reductions (%)	.91*
Ratio of expenses after expense reductions (%)	.90*
Ratio of net investment income (loss) (%)	1.83*
Portfolio turnover rate (%)	45*

[a] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.20
Net realized and unrealized gain (loss) on investment transactions	(.21)
Total from investment operations	(.01)
Less distributions from: Net investment income	(.09)
Redemption fees	.00***
Net asset value, end of period	$ 22.11
Total Return (%)	(.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,515
Ratio of expenses (%)	.68*
Ratio of net investment income (loss) (%)	2.05*
Portfolio turnover rate (%)	45*

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.19	$ 19.98	$ 17.13	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[c]	.23	.37	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	.01	2.17	2.83	(1.99)	1.56	(.05)
Total from investment operations	.24	2.54	3.15	(1.68)	1.86	.43
Less distributions from: Net investment income	(.30)	(.33)	(.30)	(.29)	(.32)	(.21)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 22.13	$ 22.19	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	1.21d**	12.65[d]	18.73	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	8	13	8	2	1
Ratio of expenses before expense reductions (%)	.67*	.94	.87	.85	.91	1.70*
Ratio of expenses after expense reductions (%)	.66*	.86	.87	.85	.91	1.70*
Ratio of net investment income (loss) (%)	2.05*	1.74	1.83	1.71	1.59	6.19*
Portfolio turnover rate (%)	45*	39	69	83	76	46

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period June 1, 2000 (commencement of operations of Institutional Class shares) to November 30, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Cap Value Fund, (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On December 20, 2004, the Fund commenced offering Class AARP and Class S shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.) Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $26,900,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($9,400,000), November 30, 2010 ($9,900,000) and November 30, 2011 ($7,600,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $411,063,478 and $474,322,561, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From December 1, 2004 to December 19, 2004, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Effective December 20, 2004, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Accordingly, for the six months ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through December 19, 2004, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

In addition to the contractual expense limitation described above, from October 1, 2003 through December 19, 2004, the Advisor, principal underwriter, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and transaction costs). For Institutional Class shares, from October 1, 2004 through December 19, 2004, the Advisor, principal underwriter and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 0.859% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Effective December 20, 2004 through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90%, 0.90%, 0.80% and 0.65% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses. This expense cap will remain in effect until March 31, 2008.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2005
Class A	$ 389,304	$ 25,400	$ 158,753
Class B	116,674	23,852	58,581
Class C	49,616	2,119	21,045
Class R	2,086	587	1,499
Class AARP	54,824	1,094	20,013
Class S	773,816	—	686,725
Institutional Class	11,277	368	1,858
	$ 1,397,597	$ 53,420	$ 948,474

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 230,323	$ 36,105
Class C	174,916	28,529
Class R	1,009	344
	$ 406,248	$ 64,978

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annualized Effective Rate
Class A	$ 458,225	$ 104,280.25%
Class B	75,175	15,028.24%
Class C	56,669	12,911.24%
Class R	992	361.25%
	$ 591,061	$ 132,580

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2005 aggregated $31,016, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2005 the CDSC for Class B and C shares aggregated $14,120 and $1,654, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2005, SDI received $107.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,440, of which $6,720 is unpaid at May 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $64 and $63, respectively.

D. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $7,295, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the custodian fee was reduced by $422 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,055,207	$ 68,225,723	7,288,506	$ 154,757,964
Class B	161,164	3,595,345	820,999	17,354,180
Class C	238,740	5,327,909	1,006,933	21,327,289
Class R	18,523	408,641	36,946	787,749
Class AARP**	150,870	3,372,921	—	—
Class S**	2,067,429	46,043,839	—	—
Institutional Class	31,224	698,947	416,036	8,494,439
		$ 127,673,325		$ 202,721,621
Shares issued in tax-free reorganization*
Class A	3,903,385	$ 86,693,237	—	$ —
Class B	837,357	18,631,445	—	—
Class C	499,057	11,098,912	—	—
Class AARP**	1,554,184	34,517,886	—	—
Class S**	72,194,140	1,603,419,636	—	—
Institutional Class	835,154	18,565,423	—	—
		$ 1,772,926,539		$ —
Shares issued to shareholders in reinvestment of dividends
Class A	136,922	$ 3,053,087	97,043	$ 2,032,849
Class B	15,729	352,441	6,269	131,564
Class C	11,033	246,939	4,101	86,108
Class R	274	6,123	129	2,737
Class AARP**	5,970	131,527	—	—
Class S**	268,732	5,920,227	—	—
Institutional Class	7,734	171,809	7,363	153,277
		$ 9,882,153		$ 2,406,535
Shares redeemed
Class A	(2,928,945)	$ (64,765,459)	(2,232,658)	$ (47,438,223)
Class B	(717,683)	(16,015,360)	(1,051,101)	(22,252,937)
Class C	(390,994)	(8,702,077)	(387,081)	(8,175,845)
Class R	(1,508)	(33,340)	(8,288)	(175,466)
Class AARP**	(219,026)	(4,861,601)	—	—
Class S**	(5,973,493)	(133,241,536)	—	—
Institutional Class	(152,789)	(3,450,936)	(743,288)	(15,512,133)
		$ (231,070,309)		$ (93,554,604)
Redemption fees		$ 610		—
Net increase (decrease)
Class A	4,166,569	$ 93,206,622	5,152,891	$ 109,352,590
Class B	296,567	6,563,873	(223,833)	(4,767,193)
Class C	357,836	7,971,686	623,953	13,237,552
Class R	17,289	381,424	28,787	615,020
Class AARP**	1,491,998	33,160,745	—	—
Class S**	68,556,808	1,522,142,719	—	—
Institutional Class	721,323	15,985,249	(319,890)	(6,864,417)
		$ 1,679,412,318		$ 111,573,552

* On December 17, 2004, the Scudder Large Company Value Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Class AARP and S shares) to May 31, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Large Company Value Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 3,491,791 Class A shares, 750,139 Class B shares, 446,641 Class C shares, 1,392,434 Class AARP shares, 64,717,528 Class S shares and 749,787 Institutional Class shares of Scudder Large Company Value Fund, respectively for 3,903,385 Class A shares, 837,357 Class B shares, 499,057 Class C shares, 1,554,184 Class AARP shares, 72,194,140 Class S shares and 835,154 Institutional Class shares of Scudder Large Cap Value Fund, respectively, outstanding on December 17, 2004. Scudder Large Company Value Fund net assets at that date $1,772,926,539, including $355,242,207 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $385,243,107. The combined net assets of the Fund immediately following the acquisition were $2,158,169,646.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	81123U-105	81123U-402	81123U-501	81123U-600
Fund Number	086	286	386	1486

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	811123U-816
Fund Number	1505

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	212	312
Fund Number	KDCPX	KDCSX
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Cap Value Fund, a series of
                                    Scudder Value Series, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Cap Value Fund, a series of
                                    Scudder Value Series, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005